UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2016

Affinity Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 1, 2016, in connection with the refinancing discussed under Item 7.01 below, U.S. Bank National Association, as trustee (“Trustee”), on behalf of Affinity Gaming (the “Company”), under the Indenture, dated as of May 12, 2012, among the Company, Affinity Gaming Finance Corp., each of the Guarantors party thereto, the Trustee and Deutsche Bank Trust Company Americas, as paying agent (“Paying Agent”), registrar, transfer agent and authenticating agent, delivered a conditional notice of redemption in full (the “Notice”) to the holders of the Company’s $200.0 million in principal of 9.00% Senior Notes due 2018 (the “2018 Notes”), indicating that the Company has elected, subject to the satisfaction of certain conditions, to redeem on July 1, 2016 all of the 2018 Notes that are outstanding on that date at a redemption price equal to 102.250% of the principal amount thereof, plus accrued and unpaid interest and additional interest, if any, due under the 2018 Notes. The redemption of the 2018 Notes is conditioned upon the receipt by the Paying Agent of funds sufficient to pay the redemption price on or prior to the redemption date and completion of Missouri Gaming Commission requirements to permit refinancing of the Company’s current indebtedness.

Item 7.01.	Regulation FD Disclosure.
On June 2, 2016, the Company issued a press release announcing plans to refinance its capital structure, the full text of which is attached hereto as Exhibit 99.1. In addition, commencing June 6, 2016, the Company is making available to financial analysts, current and prospective investors and other interested parties certain financial information regarding the Company’s consolidated operating results as of and for the twelve months ended April 30, 2016 as well as for the years ended December 31, 2015, 2014 and 2013, reflected in the document attached hereto as Exhibit 99.2.
The information contained in Item 7.01 of this report and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Statements contained in this current report that state expectations or predictions about the future, including statements regarding the Company’s anticipated refinancing and the redemption of the 2018 Notes, are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include uncertainties related to the Company’s ability to complete the proposed transactions on expected terms and timing (or at all), any adverse decisions by regulatory authorities, potential changes to regional, national or global political, economic, business, competitive, market and regulatory conditions, risks and uncertainties relating to fluctuations in the Company's operating results, and the “Risk Factors” and the other factors appearing in the documents that the Company has filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 2, 2016.
99.2	Selected financial results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	June 6, 2016	By:	/s/ Walter Bogumil
		Name:	Walter Bogumil
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 2, 2016.
99.2	Selected financial results.